EXHIBIT 32


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


To our knowledge, the undersigned executive officers of First South Bancorp, Inc. (the "Registrant") hereby certify that this Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2004 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                              By:/s/ Thomas A. Vann
                                 ----------------------------------------------
                                 Thomas A. Vann
                                 President and Chief Executive Officer
                                 (Principal Executive Officer)



                              By:/s/ William L. Wall
                                 ----------------------------------------------
                                 William L. Wall
                                 Executive Vice President and Chief Financial
                                  Officer
                                 (Principal Financial Officer)


Date: May 19, 2004